UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500
Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FAT	The Nasdaq Stock Market LLC
Class B Common Stock	FATBB	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock	FATBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On or about July 9, 2025, FAT Brands Inc. (the “Company”) entered into a confidentiality agreement (the “Confidentiality Agreement”) with certain holders (the “Holders”) of notes issued by the Company’s special purpose, whole business securitization financing subsidiaries. The Confidentiality Agreement facilitated the Company’s ability to engage in discussions with the Holders regarding one or more potential transactions involving a refinancing, restructuring or similar transaction with the Holders.

Pursuant to the Confidentiality Agreement, the Company agreed to publicly disclose certain confidential information previously disclosed to the Holders (collectively, the “Cleansing Material”) by a specified date. The Cleansing Material attached as Exhibit 99.1 hereto was prepared as of an earlier date and is being furnished in satisfaction of the Company’s public disclosure obligations under the Confidentiality Agreement. The potential transaction described in the Cleansing Material was the Company’s initial proposal. An agreement has not yet been reached with the Holders and we expect negotiations to continue.

The information included in this Current Report under Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company and the terms of its securitization notes. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Current Report. Except as required under the United States federal securities laws and the rules and regulations of the SEC, the Company disclaims any intent or obligation to update any forward-looking statements after the date of this Current Report, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Cleansing Material
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2025

FAT Brands Inc.

By:	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer